Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773-3000 Fax: + 1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Bayview Asset Selector VII, LLC BOF URSA VII, LLC 4425 Ponce de Leon Blvd, 4th Floor Coral Gables, FL 33146	6 June 2023

Re:	BOF-VII AL Funding Trust I (the “Issuing Entity”)
Asset-Backed Notes (the “Notes”)
Sample Automobile Loan Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Bayview Asset Selector VII, LLC (the “Sponsor”), BOF URSA VII, LLC (the “Depositor”) and Morgan Stanley & Co. LLC (“Morgan Stanley,” together with the Sponsor and Depositor, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment sale contracts and lease-to-loan contracts that are secured by a new or used automobile, sport utility vehicle, crossover, van, truck or other motor vehicle (the “Automobile Loan Contracts”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Morgan Stanley, on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “AutoLoanPortfolioOriginations_202304_NEW_4.8BnCut.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that Morgan Stanley, on behalf of the Depositor, indicated contains information as of 30 April 2023 (the “Preliminary Cut-off Date”) relating to certain motor vehicle retail installment sale contracts and lease-to-loan contracts that are secured by a new or used automobile, sport utility vehicle, crossover, van, truck or other motor vehicle (the “Preliminary Automobile Loan Contracts”) that are expected to be representative of the Automobile Loan Contracts,

b.	Imaged copies of:
i.	The retail installment sale contract, promissory note and security agreement or motor vehicle retail installment sale contract, amendment or other related documents (collectively and as applicable, the “Contract”) and
ii.	The auto VIN correction document, as applicable, (the “Auto VIN Correction,” together with the Contract, the “Source Documents”)

that Morgan Stanley, on behalf of the Depositor, indicated relate to each Sample Automobile Loan Contract (as defined herein) (as applicable),

c.	A servicing and origination system extraction file labeled “Account Screen Shots.xlsx” and the corresponding record layout and decode information, as applicable (the “Supplemental Sample Query,” together with the Source Documents, the “Sources”), that Morgan Stanley, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-off Date relating to the Sample Automobile Loan Contracts,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A are limited to comparing certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources, or any other information provided to us, or that we were instructed to obtain, as applicable, by Morgan Stanley, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Automobile Loan Contracts or Automobile Loan Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Morgan Stanley, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Automobile Loan Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Automobile Loan Contracts,
iii.	Whether the originator(s) of the Automobile Loan Contracts complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Automobile Loan Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 June 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Morgan Stanley, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Automobile Loan Contracts from the Preliminary Data File (the “Sample Automobile Loan Contracts”). For the purpose of this procedure, Morgan Stanley, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Automobile Loan Contracts or the methodology they instructed us to use to select the Sample Automobile Loan Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 1 through 150.

2.	For each Sample Automobile Loan Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Sources, subject to the instructions, assumptions and methodologies provided by Morgan Stanley, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item. All such compared information was found to be in agreement.

The Source(s) that we were instructed by Morgan Stanley, on behalf of the Depositor, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source is listed for a Sample Characteristic, Morgan Stanley, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File for such Sample Characteristic agreed with the corresponding information on at least one of the Sources listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Exhibit 1 to Attachment A

Sample Characteristics and Source(s)

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note(s)

Loan account number	LoanID	Supplemental Sample Query	i.
Vehicle identification number	VIN	Contract or Auto VIN Correction	ii.
Origination date	AppDate	Contract	iii.
Monthly P&I payment	MthlyPmtAmt	Contract or Supplemental Sample Query	iv.
Original amount financed	OrigPrincipalBal	Contract	iv.
First payment date	FirstPmtDate	Contract	iii.
Original term to maturity	OrigTerm	Contract or Supplemental Sample Query	v.
Current APR	OrigRate	Contract or Supplemental Sample Query
Vehicle condition (new/used)	VehicleCondition	Contract or Supplemental Sample Query
Vehicle year	VehicleYear	Contract
Vehicle make	VehicleMake	Contract or Supplemental Sample Query	vi.
Vehicle model	VehicleModel	Contract	vi.
State/U.S. territory	BorrowerState	Contract
Adjusted vehicle value	VehicleValue	Supplemental Sample Query	vii.
Maturity date	MatureDate	Supplemental Sample Query	iii.
FICO score	OrigCustScore	Supplemental Sample Query
Original loan-to-value ratio	LTV	Supplemental Sample Query
Remaining term to maturity	PaymentsRemaining	Supplemental Sample Query	v.
Payment to income ratio	PTI	Supplemental Sample Query

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the vehicle identification number Sample Characteristic for each Sample Automobile Loan Contract (except for the Sample Automobile Loan Contract Number 61), Morgan Stanley, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the vehicle identification number Sample Characteristic for Sample Automobile Loan Contract Number 61, Morgan Stanley, on behalf of the Depositor, instructed us to use the Auto VIN Correction as the Source.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- one month.

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- 1.

vi.	For the purpose of comparing the indicated Sample Characteristics for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

vii.	For the purpose of comparing the adjusted vehicle value Sample Characteristic for each Sample Automobile Loan Contract, Morgan Stanley, on behalf of the Depositor, instructed us to ignore differences of +/- 10% or less, calculated as a percentage of the value shown in the Source.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Morgan Stanley, on behalf of the Depositor, described in the notes above.